Income Taxes - Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets
Net operating loss carryovers	$ 28,834	$ 19,251
Fixed and intangible assets	837	664
Accruals and reserves	761	465
Stock-based compensation	132	31
Research and development credits	1,716	1,858
Contributions	14	13
Total deferred tax assets	32,294	22,282
Less valuation allowance	(32,294)	(22,282)
Total net deferred tax assets	$ 0	$ 0